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                                          SECURITIES AND EXCHANGE COMMISSION

                                                Washington, D. C. 20549



                                                       FORM 8-K

                                                    CURRENT REPORT



                                         Pursuant to Section 13 or 15(d) of the
                                             Securities Exchange Act of 1934


                          Date of Report (Date of earliest event reported) September 30, 2004


                               FORD CREDIT FLOORPLAN MASTER OWNER TRUST A SERIES 2004-1
                               --------------------------------------------------------
                                                (Issuer of the notes)






        FORD CREDIT FLOORPLAN CORPORATION                                 FORD CREDIT FLOORPLAN LLC
        ---------------------------------                                 -------------------------
                                         (Originators of the issuing trust)
                        (Exact names of registrants as specified in their respective charters)


     Delaware        333-60756-05       38-2973806                    Delaware        333-60756-05       38-3372243
     --------        ------------       ----------                    --------        ------------       ----------
    (State or other  (Commission       (IRS Employer                  (State or other  (Commission       (IRS Employer
    jurisdiction of   File Number)     Identification                 jurisdiction of   File Number)     Identification
    incorporation)                     Number)                        incorporation)                     Number)

     One American Road, Dearborn, Michigan       48126                  One American Road, Dearborn, Michigan       48126
     -------------------------------------       ------                 -------------------------------------       ------
   (Address of principal executive offices)    (Zip Code)             (Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code 313-594-3495    Registrant's telephone number, including area code 313-594-3495
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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 140.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
     Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
     Act (17 CFR 240.13e-4(c))

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Item 8.01  Other Events.
------------------------

     The Monthly Servicing Report relating to the Ford Credit Floorplan Master Owner Trust A Series 2004-1 for the Collection Period ended September 30, 2004, is attached hereto as Exhibit 20 and is incorporated herein by reference.



Item 9.01   Financial Statements and Exhibits.
----------------------------------------------


                                    EXHIBITS
                                    --------

Designation                Description                   Method of Filing
-----------                -----------                   ----------------

Exhibit 20          Ford Credit Floorplan                Filed with this Report.
                    Master Owner Trust A
                    Series 2004-1 Servicing
                    Report for the Collection
                    Period ended September 30, 2004.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their respective behalfs by the undersigned hereunto duly authorized.

                                            Ford Credit Floorplan Corporation

                                                     (Registrant)


Date:  October 21, 2004              By: /s/ S. J. Thomas
                                             -------------------
                                             S. J. Thomas
                                             Secretary




                                            Ford Credit Floorplan LLC

                                                  (Registrant)


Date:  October 21, 2004              By: /s/ S. J. Thomas
                                             -------------------
                                             S. J. Thomas
                                             Secretary




                                  EXHIBIT INDEX
                                  -------------



Designation                Description
-----------                -----------

Exhibit 20          Ford Credit Floorplan
                    Master Owner Trust A
                    Series 2004-1 Servicing
                    Report for the Collection
                    Period ended September 30, 2004.





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